EXHIBIT 23.2




                THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into The Cleveland Electric Illuminating Company's previously filed Registration Statements, File No. 33-55513, No. 333-47651 and No. 333-72891.







                                    ARTHUR ANDERSEN LLP




Cleveland, Ohio
March 29, 2000